SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2019
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
Basis of Accounting
Basis of Accounting: These consolidated financial statements (“financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Reclassifications
Reclassifications: The Company has reclassified certain amounts relating to its presentation of cash flows for 2017 to conform to its current period presentation. These reclassifications have not changed the results of operations of prior periods.

Principles of Consolidation
Principles of Consolidation: Entities in which NAT has controlling financial interest are consolidated. Subsidiaries are consolidated from the date on which control is obtained. The subsidiaries’ accounting policies are in conformity with U.S. GAAP. All intercompany balances and transactions have been eliminated in the consolidation.

Use of Estimates
Use of Estimates: Preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The effects of changes in accounting estimates are accounted for in the same period in which the estimates are changed.

Foreign Currency Translation
Foreign Currency Translation: The functional currency of NAT is the United States (“U.S.”) dollar as substantially all revenues are nominated in U.S. dollars and the majority of the expenditures are incurred and paid in U.S. dollars. Transactions in foreign currencies during the year are translated into U.S. dollars at the rates of exchange in effect at the date of the transaction. The Company’s subsidiaries of NAT Chartering Ltd, NAT Chartering AS, and the European branch of Scandic American Shipping Ltd, have Norwegian kroner as their functional currency. All assets and liabilities of those entities are translated into U.S. dollars as of each balance sheet date. Translation gains and losses are reflected in shareholders’ equity as part of accumulated other comprehensive loss.

Revenue and Expense Recognition
Revenue and Expense Recognition: Revenues and expenses are recognized on the accruals basis. Revenues are generated from spot and time charters.

Spot Charters: For vessels operating on spot charters, voyage revenues are recognized ratably over the estimated length of each voyage, on a load-to-discharge basis and, therefore, are allocated between reporting periods based on the relative transit time in each period. Voyage expenses are capitalized between the discharge port of the immediately previous cargo, or contract date if later, and the load port of the cargo to be chartered if they qualify as fulfillment costs. Incremental cost to obtain a contract is capitalized and amortized ratably over the estimated length of each voyage, calculated on a load-to-discharge basis. The impact of recognizing voyage expenses ratably over the length of each voyage is not materially different on a quarterly and annual basis from a method of recognizing such costs as incurred. Expected losses that are deemed probable on voyages are provided for in full at the time such losses can be estimated. A voyage is deemed to commence upon loading of cargo and is deemed to end upon the completion of discharge of the same cargo. The Company does not capitalize fulfilment cost or recognize revenue if a charter has not been contractually committed to by a customer.

As the Company’s performance obligations are services which are received and consumed by our customers as we perform such services, revenues are recognized over time proportionate to the days elapsed since the service commencement compared to the total days anticipated to complete the service. Freight is generally billed to the customers after the cargo has been discharged and the performance obligation fulfilled by the Company. The Company is responsible for paying voyage expenses and the charterer is responsible for any delay at the load and discharge ports. Demurrage earned during a spot charter represents a variable consideration. The Company recognizes such revenues in the voyage estimates only to the extent that it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur. Voyage estimates are reviewed and updated over the duration of the spot charter contract. When the Company’s tankers are operating on spot charters the vessels are traded fully at the risk and reward of the Company. The Company considers it appropriate to present the gross amount of earned revenue from the spot charter, showing voyage expenses related to the voyage separately in the Statements of Operations.

In 2017, before the adoption of Topic 606 on January 1, 2018, the Company recognized voyage revenues ratably over the estimated length of each voyage, on a discharge-to-discharge basis.

Time Charters: Under a time charter, the charterer pays for the voyage expenses, such as port, canal and fuel costs, while the Company pays for vessel operating expenses, including, among other costs, crew costs, provisions, deck and engine stores, lubricating oil, insurance, maintenance and repairs and costs relating to a vessel’s intermediate and special surveys. Revenues from time charter contracts where the Company is a lessor are accounted for as fixed rate operating leases under ASC 842 Leases and are recognized daily over the term of the charter. Time charter agreements with profit-sharing are recognized when the contingency related to it is resolved. The Company has applied the practical expedient to not separate nonlease components from the associated lease component and instead to account for those components as a single component if the nonlease component otherwise would be accounted for under the new revenue guidance (ASC 606); and both of the following are met: (1) the timing and patterns of transfer of the nonlease component and associated lease are the same; and (2) the lease component, if accounted for separately, would be classified as  an operating lease. The pattern of revenue recognition has not changed as a result of implementation of ASC 842 Leases.

Vessel Operating Expenses
Vessel Operating Expenses: Vessel operating expenses include crewing, repair and maintenance, insurance, stores, lubricants, management fee, communication expenses and tonnage tax. These expenses are recognized when incurred.

Cash, Cash Equivalents and Restricted Cash
Cash, Cash Equivalents and Restricted Cash: Cash and cash equivalents consist of highly liquid investments such as time deposits with original maturities when acquired of three months or less. Amounts included in restricted cash represent those required to be set aside by a contractual agreement with a banking institution for the payment of future estimated drydocking expenditure related to the vessels used as collateral.

Accounts Receivable, Net
Accounts Receivable, Net: Accounts receivable and other receivables are presented net of allowance for doubtful balances. The Company regularly reviews its accounts receivables and estimates the amount of uncollectible receivables each period and provides for an allowance for uncollectable amounts. The assessment of the allowance is based on the age of the unpaid receivables, financial status of the customer and other relevant information.

Inventories	Inventories: Inventories are comprised of bunker fuel and lubrication oil. Cost is determined on a first-in, first-out (“FIFO”) basis.
Vessels
Vessels: Vessels are stated at their historical cost, which consists of the contracted purchase price and any direct expenses incurred upon acquisition (including improvements, on site supervision expenses incurred during the construction period, commissions paid, delivery expenses and other expenditures to prepare the vessel for its initial voyage) less accumulated depreciation. Financing costs incurred during the construction period of the vessels are capitalized and included in vessels’ cost based on the weighted-average method. Certain subsequent expenditures for conversions and major improvements are capitalized if it is determined that they appreciably extend the life, increase the earning capacity or improve the efficiency or safety of the vessel. Depreciation is calculated based on cost less estimated residual value, and is expensed over the estimated useful life of the related assets using the straight-line method. The estimated useful life of a vessel is 25 years from the date the vessel is delivered from the shipyard. Repairs and maintenance are expensed as incurred.

Impairment of Vessels
Impairment of Vessels: The Company reviews for impairment long-lived assets held and used whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. In this respect, the Company reviews its assets for impairment on a vessel by vessel basis. When the estimate of undiscounted cash flows, excluding interest charges, expected to be generated by the use of the asset is less than its carrying amount, the Company evaluates the asset for impairment loss. The impairment loss is determined by the difference between the carrying amount of the asset and fair value (based on broker estimates). In developing estimates of future undiscounted cash flows, the Company makes assumptions and estimates about the vessels’ future performance, with the significant assumptions being related to charter rates, fleet utilization, operating expenses, capital expenditures/periodical maintenance, residual value and the estimated remaining useful life of each vessel. The assumptions used to develop estimates of future undiscounted cash flows are based on historical trends as well as future expectations. The estimated net operating cash flows are determined by considering an estimated daily time charter equivalent for the remaining operating days of the vessel, net of brokerage commissions, expected outflows for vessels’ maintenance and vessel operating expenses (including planned drydocking expenditures). The Company estimates the daily time charter equivalent for the remaining operating days, utilizing available market data for spot market rates for the initial two-year period and the most recent fifteen-year historical average for similar vessels for the remaining estimated life of the vessel. Useful economic life is assumed to be 25 years from the delivery of the vessel from the shipyard. The salvage value used in the impairment test is estimated to be $8.0 million per vessel. If the Company’s estimate of undiscounted future cash flows for any vessel is lower than the vessel’s carrying value, the carrying value is written down, by recording an impairment charge.

Drydocking
Drydocking: The Company’s vessels are required to be drydocked approximately every 30 to 60 months. The Company capitalizes eligible costs incurred during drydocking and amortizes those costs on a straight-line basis from the completion of a drydocking or intermediate survey to the estimated completion of the next drydocking. Drydocking costs include a variety of costs incurred while vessels are placed within drydock, including expenses related to the dock preparation and port expenses at the drydock shipyard, general shipyard expenses, expenses related to hull, external surfaces and decks, expenses related to machinery and engines of the vessel, as well as expenses related to the testing and correction of findings related to safety equipment on board. The Company includes in capitalized drydocking those costs incurred as part of the drydock to meet classification and regulatory requirements. The Company expenses costs related to routine repairs and maintenance performed during drydocking, and for annual class survey costs. Ballast tank improvements are capitalized and amortized on a straight-line basis over a period of eight years. The capitalized and unamortized drydocking costs are included in the book value of the vessels. Amortization expense of the drydocking costs is included in depreciation expense.

Leases
Leases: The Company bareboat charters certain vessels under leasing agreements. Sale-leaseback arrangements where the transaction is not considered a sale under ASC 606 are accounted for as a financing transaction. Consideration received in such sale-leaseback arrangements is recorded as a financial liability. Each lease payment is allocated between liability and interest expense to achieve a constant rate on the financial liability outstanding. The interest element is charged as Interest Expense over the lease period. The Company has certain office lease contracts resulting in a right-of-use asset and a lease liability and the Company has applied an incremental borrowing rate as the discount rate to calculate the respective asset and liability. The Company determines if an arrangement is or contains a lease at contract inception. The Company recognizes a right-of-use (ROU) asset and a lease liability at the lease commencement date. For operating leases, the lease liability is initially and subsequently measured at the present value of the unpaid lease payments at the lease commencement date. The right-of-use asset is initially measured at cost, which comprises the initial amount of the lease liability adjusted for lease payments made at or before the lease commencement date, plus any initial direct costs incurred less any lease incentives received. For operating leases, the right-of-use asset is subsequently measured throughout the lease term at the carrying amount of the lease liability, plus initial direct costs, plus (minus) any prepaid (accrued) lease payments, less the unamortized balance of lease incentives received. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

Investments in Equity Method Investees
Investments in Equity Method Investees: Investments in other entities where the Company has “significant influence” in accordance with U.S. GAAP are accounted for using the equity method of accounting. Under the equity method of accounting, the investment is stated at initial cost and is adjusted for subsequent additional investments and the Company’s proportionate share of earnings or losses and distributions. The Company evaluates its investment in equity method investees for impairment when events or circumstances indicate that the carrying value of the investment may have experienced an other than temporary decline in value below its carrying value. If the estimated fair value is less than the carrying value and is considered an other than temporary decline, the carrying value is written down to its estimated fair value and the resulting impairment is recorded in the Statements of Operations.

Investment Securities	Investment Securities: Equity securities are recorded at fair value with changes in fair value recognized in net income.
Goodwill
Goodwill: Goodwill represents the excess of costs over the fair value of the assets of businesses NAT has acquired. Goodwill is not amortized, but instead tested for impairment at the reporting unit level on an annual basis as of December 31, or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. When goodwill is tested for impairment, the Company may elect to assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. Alternatively, the Company may bypass this step and use a fair value approach to identify potential goodwill impairment and, when necessary, measure the amount of impairment. The Company uses a discounted cash flow model to determine the fair value of the reporting unit, unless there is a readily determinable fair market value.

Deferred Compensation Liability
Deferred Compensation Liability: The Company had two individual deferred compensation agreement with the Company’s CEO and a former CFO & EVP. The former CFO & EVP had an individual deferred compensation agreement, denominated in Norwegian kroner, where further benefits did not accrue upon leaving the Company as of Dec 31, 2017. The liabilities have been accounted for on an accrual basis using actuarial calculations. Any currency translation adjustments as well as actuarial gains and losses have been recognized in general and administrative expenses as incurred. Both agreements have been terminated in 2019 and we refer to note 7 for further information.

Segment Information
Segment Information: The Company has identified only one operating segment. The Company has only one type of vessel – Suezmax crude oil tankers. The Company does not provide a geographical analysis because the Company’s business is global in nature and the location of its vessels continually changes.

Fair Value of Financial Instruments
Fair Value of Financial Instruments: The fair values of cash, cash equivalents and restricted cash, accounts receivable, accounts payable and accrued liabilities approximate carrying value because of the short-term nature of these instruments.

Deferred Financing Costs
Deferred Financing Costs: Financing costs, including fees, commissions and legal expenses are deferred and amortized over the term of the arrangement, which approximates the effective interest method. Incurred fees related to loans not yet drawn are presented as Other non-current Assets. The deferred financing costs are accounted as a direct deduction from the associated debt liability.

Share Based Compensation
Share Based Compensation:
Restricted shares
The fair value of restricted shares to employees is estimated based on the market price of the Company’s shares. The fair value of restricted shares granted to employees is measured at grant date and the Company records the compensation expense for such awards over the requisite service period.

Stock options
The Company grants stock options as incentive-based compensation to certain employees. The Company measures the cost of such awards using the grant date fair value of the award and recognizes that cost over the requisite service period.

Income Taxes
Income Taxes: The Company is incorporated in Bermuda. Under current Bermuda law, the Company is not subject to corporate income taxes. The statutory applicable rate to consolidated corporate earnings is 0%.

Two of the Company’s wholly-owned subsidiaries are located in Norway and are subject to income tax in that jurisdiction at 22%, 23%, and 24% for the years ended December 31, 2019, 2018 and 2017, respectively, of their taxable profit. The income tax expensed for year ended December 31, 2019, 2018 and 2017 was $71,000, $79,000, and $83,000, respectively. Deferred tax assets related to these entities are inconsequential. The Company does not have any unrecognized tax benefits, material accrued interests or penalties related to income taxes.

Concentration of Credit Risk
Concentration of Credit Risk: Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents and accounts receivable. The Company’s cash is primarily held in major banks and financial institutions and typically insured up to a set amount. Accordingly, the Company believes the risk of any potential loss on deposits held in these institutions is remote. Concentrations of credit risk relative to accounts receivable are limited to our client base in the oil and energy industry that may be affected by changes in economic or other external conditions. The Company does not require collateral for its accounts receivable. The fair value of the financial instruments approximates the net book value.

For the year ended December 31, 2019, one customer accounted for 13.5% of the spot charter revenues. For the year ended December 31, 2018, one customer accounted for 10.5% of the spot charter revenues. For the year ended December 31, 2017, one customer accounted for 12% of the spot charter revenues.

Accounts receivable, Net, as of December 31, 2019, and 2018 were $24.6 and $22.1 million, respectively. As of December 31, 2019, three charterers accounted for 48% of the outstanding accounts receivable, with 19%, 15% and 14%. As of December 31, 2018, three charterers accounted for 49% of the outstanding accounts receivable, with 24%, 13%, and 12%.

Recent Accounting Pronouncements
Recent Accounting Pronouncements

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit losses (ASC 326), which amends the guidance on the impairment of financial instruments. The standard adds an impairment model known as the current expected credit loss ("CECL") model that is based on expected losses rather than incurred losses. Under the new guidance, an entity is required to recognize as an allowance its estimate of expected credit losses, which the FASB believes will result in more timely recognition of such losses. Unlike the incurred loss models under existing standards, the CECL model does not specify a threshold for the recognition of an impairment allowance. Rather, an entity will recognize its estimate of expected credit losses for financial assets as of the end of the reporting period. Credit impairment will be recognized as an allowance or contra-asset rather than as a direct write-down of the amortized cost basis of a financial asset. However, the carrying amount of a financial asset that is deemed uncollectible will be written off in a manner consistent with existing standards. The standard will be effective for the first reporting period within annual periods beginning after December 15, 2019 and early adoption is permitted. The Company does not expect any material impact on our financial assets from implementation of this new guidance.

Recently Adopted Accounting Standards

Effective January 1, 2019, the Company adopted ASC 842 Leases applying the modified retrospective method. We recognized an initial $1.9 million lease liability and a corresponding right-of-use lease asset to comply with the new lease standard. No cumulative effects have been recorded to the Company’s accumulated deficit. The comparative information has not been restated and continues to be reported under the accounting standards in effect for those prior periods (effective date method). The Company has applied the practical expedient for time-charter out contracts that include both a lease component, consisting of the lease of the vessel, and a non-lease component, consisting of the operation of the vessel for the customer, to not separate non-lease components, or service element, from the associated lease component and instead to account for those components as a single component if the non-lease component otherwise would be accounted for under the new revenue guidance (ASC 606); and both of the following are met: (1) the timing and patterns of transfer of the non-lease component and associated lease are the same; and (2) the lease component, if accounted for separately, would be classified as  an operating lease.

The right-of-use asset, presented in Other-Non Current Assets, and lease liability is related to leased office space and the reduction in the carrying amount of the right-of-use asset during the twelve months ended December 31, 2019 has been $0.5 million. Certain of the Company’s lease contracts for office space include optional periods that are not included in the right-of-use asset and lease liability. The discount rate applied to the calculations is an incremental borrowing rate. The lease liability is presented in Other Current Liabilities and Operating Lease Liabilities and the lease cost is recognized in General and Administrative Expenses.

ASC 842 allows lessees to elect as an accounting policy not to apply the provisions of ASC 842 to short term leases (i.e., leases with an original term of 12-months or less), which the Company has applied. Instead, a lessee may recognize the lease payments in profit or loss on a straight-line basis over the lease term and variable lease payments in the period in which the obligation for those payments is incurred.

Effective January 1, 2018, the Company adopted Revenue from Contracts with Customers (ASC 606). The financial year ended December 31, 2019 is comparative with the financial year ended December 31, 2018, as the new revenue standard is applied consistently for both financial years. The financial year ended December 31, 2017 is presented under the previous revenue recognition standard. On December 31, 2017 we had 19 vessels affected by the change in the revenue recognition standard that resulted in an adjustment to increase our opening balance of accumulated deficit as of January 1, 2018 of $4.1 million. As of December 31, 2018, we had 15 vessels that were impacted by the new revenue recognition policy with an equivalent net increase of $6.3 million on accumulated deficit.

Effect on the Consolidated Balance sheets as of December 31, 2018
In thousands of USD	As reported	Adjustments	Amounts before ASC606 adoption
ASSETS
Total Current Assets	112,945	6,991	119,936
Voyages in Progress	15,075	8,111	23,186
Prepaid Expenses	3,830	(1,120)	2,710
Total Non-Current Assets	958,166	0	958,166
TOTAL ASSETS	1,071,111	6,991	1,078,102
EQUITY AND LIABILITIES
Total Shareholders’ Equity	602,031	6,265	608,296
Total Current Liabilities	36,290	726	37,016
Accrued Voyage Expenses	5,063	726	5,789
Total Non-Current Liabilities	432,790	0	432,790
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	1,071,111	6,991	1,078,102

Effect on the Consolidated Statements of Operations as of December 31, 2018
In thousands of USD	As reported	Adjustments	Amounts before ASC606 adoption
Voyage Revenues	289,016	2,819	291,835
Voyage Expenses	(165,012)	(627)	(165,639)
Net Operating Loss	(38,616)	2,193	(36,423)
Net Loss *	(95,306)	2,193	(93,113)
Total Comprehensive Loss	(95,438)	2,193	(93,245)

Effect on the Consolidated Statement of Cash Flows as of December 31, 2018
In thousands of USD	As reported	Adjustments	Amounts before ASC606 adoption
Net Loss	(95,306)	2,193	(93,113)
Voyages in Progress	(5,059)	(2,819)	(7,879)
Prepaid Expenses and Other Current Assets	1,837	503	2,340
Accounts Payable and Accrued Liabilities	(7,112)	124	(6,988)
Net Cash (Used In)/Provided by Operating Activities	(16,103)	-	(16,103)

No other new accounting policies have been adopted since December 31, 2018.